Short-Term Debt	12 Months Ended
Dec. 31, 2022
Disclosure Of Borrowings Text Block Abstract
Short-term debt
13.	Short-term debt

On October 22, 1997 and August 17, 1998, the Company offered the holders of medium-term notes of Simec then outstanding to exchange their bonds at par for new subordinated bonds in third place. The new notes bear semi-annual interest at an annual rate of 10.5% interest and principal repayments were semiannual from May 15, 2000 until November 15, 2007. At December 31, 2022 and 2021, the amount of the bonds not exchanged totaled USD$ 0.3 million, plus accrued interest. At December 31, 2022 and 2021, liabilities in pesos for the bonds not exchanged amounted $ 5,847 and $ 6,296, respectively.